EXHIBIT 32.2

                  Certification of Principal Financial Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the Quarterly Report of Aspen Exploration Corporation (the "Company") on Form 10-QSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 11, 2008                 By  /s/ Kevan B. Hensman
                                             --------------------
                                             Kevan B. Hensman, interim Chief
                                             Financial  Officer and
                                             Principal Financial Officer